Exhibit (c)(vi) J.R Morgan Project Cascade Presentation to the Board of Directors December 20, 2025 S T R I C T L Y P R I V A T E A N D C O N F I D E N T I A L

C O N F I D E N T I A L Projections summary – Cascade Management vs. Street Consensus Cascade Management Broker Consensus (for reference only) Revenue ($mm) Gross profit ($mm) ’25E – ’27E CAGR: ’25E – ’30E CAGR: ’25E – ’27E CAGR: ’25E – ’30E CAGR: Cascade: 23% Cascade: 20% Cascade: 23% Cascade: 21% Consensus: 24% Consensus: 25% $1,807 $1,531 $1,458 $1,298 $1,228 $1,100 $1,034 $940 $871 $1,121 $740 $730 $949 $571 $891 $748 $730 $572 2025E 2026E 2027E 2028E 2029E 2030E 2025E 2026E 2027E 2028E 2029E 2030E % growth % gross margin 62% 29% 17% 78% 79% 79% 18% 18% 18% 80% 80% 81% 62% 30% 18% 78% 79% 80% 15% 15% 17% Organic growth 1 2 Adjusted EBITDA (pre-SBC) ($mm) Unlevered free cash flow (pre-SBC) ($mm) ’25E – ’27E CAGR: ’25E – ’30E CAGR: ’25E – ’27E CAGR: ’25E – ’30E CAGR: Cascade: 30% Cascade: 25% Cascade: 35% Cascade: 27% $763 Consensus: 28% Consensus: 34% $693 $634 $576 $518 $470 $418 $406 $379 $350 $338 $333 $300 $248 $247 $248 $208 $195 2025E 2026E 2027E 2028E 2029E 2030E 2025E 2026E 2027E 2028E 2029E 2030E % Adjusted EBITDA margin % Unlevered free cash flow margin 34% 36% 38% 28% 32% 34% 40% 41% 42% 36% 38% 38% 34% 35% 36% 27% 26% 31% Source: Cascade projections per Cascade management (“Cascade Management Projections”); Company filings; FactSet as of 12/19/2025 1 Note: FYE 12/31; Adjusted EBITDA is defined as net income / loss plus (i) interest income, net, (ii) depreciation and amortization expense, (iii) SBC expense and related payroll taxes, (iv) tax receivable 1 agreement expense, (v) transaction expenses, (vi) amortization of prepaid management fees and reimbursable expenses, (vii) provision for (benefit from) income taxes, (viii) other income, net, and (ix) Up- 2 C structure expenses; Broker consensus projections defined as cash flow from operations + interest expense * (1 - marginal tax rate) - capex

C O N F I D E N T I A L Cascade valuation summary Cascade Management Projections; $mm except for equity value per share; per share values rounded to nearest $0.25 except for 52-week trading range; DCF analysis includes value of existing tax attributes Implied FV / 2026E Adj. EBITDA (pre- Illustrative Cascade equity value per share Commentary SBC) multiple ◼ 2026E Revenue: $940mm FV / 2026E $15.75 $26.25 16.7x – 26.4x Revenue ◼ Multiple range: 6.0x – 9.5x Trading 1 multiples ◼ 2026E uFCF (pre-SBC): 1 $16.75 $31.25 $300mm FV / 2026E uFCF 17.7x – 31.0x ◼ Multiple range: 20.0x – 35.0x ◼ NTM Revenue: $940mm $15.75 $23.25 FV / NTM Revenue 16.7x – 23.6x ◼ Multiple range: 6.0x – 8.5x Transaction 2 multiples ◼ NTM uFCF (pre-SBC): $300mm 1 $18.75 $34.00 19.5x – 33.7x FV / NTM uFCF ◼ Multiple range: 22.0x – 38.0x ◼ Includes value of existing tax Cascade attributes, ~$1.50 per share Management Discounted cash $20.25 $31.25 3 Projections; Tax 20.9x – 31.1x flow analysis ◼ Discount rate: 9.25% - 10.25% Attributes Projections ◼ TGR: 4.50% - 5.50% ◼ 52-week low date: 11/06/2025 52-week trading $15.74 $32.00 16.8x – 31.8x range ◼ 52-week high date: 02/20/2025 For reference 4 2 only $27.00 Analyst price 4 2 2 $25.00 $36.00 ◼ # of brokers: 11 25.3x – 35.5x targets Low Median High 4 Unaffected Current Price Consortium Offer Price 3 Price (11/10) (12/19) $24.55 $16.69 $22.25 Source: Cascade Management Projections; Tax attributes projections per Cascade management (“Tax Attributes Projections”); FactSet as of 12/19/25; Bloomberg; Public company filings; Draft agreement, dated 12/19/25 (the “Agreement”) Note: FYE 12/31; Assumes 12/31/25 valuation date; Per Cascade management, assumes $859mm debt and $64mm cash & equivalents; Per Cascade management, assumes 293.1mm basic shares outstanding, 7.6mm options 1 2 outstanding with a weighted average strike price of $9.09, 8.5mm RSUs, 4.0mm PSUs, and $16.7mm Enfusion equity commitment; Unlevered free cash flow (uFCF) defined as EBIT (pre-SBC) - taxes + depreciation + amortization of 2 3 4 contract acquisition costs - capex - change in NWC; As of 12/19/25; Day before news broke that Cascade was considering a sale amid takeover interest; Consortium comprised of Permira Advisers LLC, Warburg Pincus LLC, Francisco Partners Management LP, and Temasek Holdings Private Limited

C O N F I D E N T I A L Trading multiples and operating benchmarks 1 Firm value Revenue growth EBITDA margin Rule of X uFCF margin FV / Revenue FV / EBITDA FV / uFCF 2026E 2026E 2026E 2026E 2026E 2026E 2026E 2 Cascade (Offer, street) $8,433 18% 35% 53% 26% 8.9x 25.3x 33.9x 2 Cascade (Offer, management) 8,433 17% 36% 53% 32% 9.0x 24.9x 28.1x 2 Cascade (Current, street) 7,713 18% 35% 53% 26% 8.1x 23.1x 31.0x 2 Cascade (Current, management) 7,713 17% 36% 53% 32% 8.2x 22.8x 25.7x 3 2 Cascade (Unaffected, street) 5,971 18% 35% 53% 26% 6.3x 17.9x 24.0x 3 2 Cascade (Unaffected, management) 5,971 17% 36% 53% 32% 6.4x 17.6x 19.9x Vertical software + Cascade financial profile Veeva Systems $30,889 12% 46% 58% 44% 8.8x 19.3x 20.0x Guidewire Software 16,989 17% 33% 49% 24% 11.3x 34.7x 47.3x Bentley Systems 13,304 11% 36% 46% 32% 8.1x 22.3x 25.0x Nemetschek 12,963 13% 32% 46% 24% 8.2x 25.4x 34.6x Procore Technologies 11,588 12% 24% 36% 22% 7.9x 32.3x 35.9x AppFolio 8,391 18% 28% 46% 24% 7.5x 26.9x 31.2x Cellebrite 4,370 17% 27% 44% 33% 7.9x 29.0x 24.3x Median 13% 32% 46% 24% 8.1x 26.9x 31.2x Other software + Cascade financial profile Autodesk $67,420 11% 40% 51% 33% 8.6x 21.4x 26.0x Atlassian 44,420 20% 27% 47% 26% 6.4x 24.1x 24.6x Descartes Systems 7,615 11% 46% 57% 39% 9.6x 20.7x 24.3x Median 11% 40% 51% 33% 8.6x 21.4x 24.6x Financial services software (for reference only) Q2 $4,823 10% 26% 36% 26% 5.5x 21.4x 21.0x nCino 3,253 8% 25% 33% 20% 5.1x 20.5x 25.7x Alkami Technology 2,836 24% 19% 43% 15% 5.1x 27.3x 34.3x Median 10% 25% 36% 20% 5.1x 21.4x 25.7x Source: Cascade Management Projections; Public company filings; FactSet as of 12/19/2025 Note: NM represents negative metric or >100x multiple; Per Cascade management, assumes 293.1mm basic shares outstanding, 7.6mm options outstanding with a weighted average strike price of $9.09, 8.5mm RSUs, 3 1 4.0mm PSUs, and $16.7mm Enfusion equity commitment; Unlevered FCF (uFCF) calculated as cash flow from operations – capex + cash interest paid * (1 – tax rate); Calculated as 2026E revenue growth + 2026E 2 3 EBITDA margin; Represents 2027E revenue growth as 2026E organic growth not projected by brokers; Unaffected share price as of 11/10/2025;

C O N F I D E N T I A L Select M&A transactions FV / NTM Revenue multiples 8.5x 8.4x 8.0x 8.0x 7.1x 6.9x Median 6.2x 7.0x 6.2x 6.1x 5.8x Target Acquirer Date Aug-25 Jan-25 Sep-24 Jun-24 May-23 Mar-23 Dec-22 Aug-21 Apr-21 Dec-20 Txn Value ($bn) $12.1 $1.5 $7.6 $5.8 $4.2 $11.7 $8.1 $7.2 $10.2 $10.1 FV / NTM uFCF 28.0x 43.3x 26.7x 21.5x NM NM 43.3x 37.6x 43.0x 35.0x NTM Rev. Growth 11% 18% 15% 12% 8% 14% 18% 15% 16% 11% (%) NTM EBITDA 33% 23% 19% 35% 24% 15% 22% 35% 17% 28% Margin (%) Rule of X (%) 44% 41% 34% 47% 32% 30% 40% 50% 33% 39% NTM uFCF Margin 21% 14% 23% 33% 12% 8% 19% 23% 19% 23% (%) Source: Public company filings; Press releases; FactSet 4 Note: NM represents multiples <0x or >50x; Unlevered FCF (uFCF) calculated as cash flow from operations – capex + cash interest paid * (1 – tax rate)

C O N F I D E N T I A L Cascade discounted cash flow analysis Cascade Management Projections; 12/31/2025 valuation date; 9.25% - 10.25% discount rate; 4.5% - 5.5% terminal growth rate; utilizes mid-year discounting; includes NPV of tax attributes UNLEVERED FREE CASH FLOW SUMMARY Cascade Management Projections FYE - 12/31 ($mm) 2025E 2026E 2027E 2028E 2029E 2030E Terminal Revenue $730 $940 $1,100 $1,298 $1,531 $1,807 $1,897 % growth 61.7% 28.7% 17.0% 18.0% 18.0% 18.0% 5.0% Adjusted EBITDA (pre-SBC) $248 $338 $418 $518 $634 $763 $835 % margin 33.9% 36.0% 38.0% 39.9% 41.4% 42.2% 44.0% Less: stock-based compensation (SBC) (127) (127) (127) (127) (127) (127) (127) % of revenue 17.4% 13.5% 11.5% 9.8% 8.3% 7.0% 6.7% Less: depreciation (P&E) (7) (13) (11) (14) (17) (21) (28) % of capex 60.6% 64.4% 68.1% 71.8% 75.6% 79.3% 98.0% Adjusted EBIT (post-SBC) $114 $198 $280 $377 $490 $614 $680 % margin 21.1% 25.4% 29.0% 32.0% 34.0% 35.8% Less: income taxes (50) (70) (94) (122) (154) (170) 1 % effective tax rate 25.0% 25.0% 25.0% 25.0% 25.0% 25.0% Less: other taxes (2) (2) (2) (2) (2) (2) NOPAT $147 $208 $281 $365 $459 $508 Plus: depreciation 13 11 14 17 21 28 Plus: amortization of contract acquisition costs 13 16 19 22 27 30 Less: capex (21) (16) (19) (23) (27) (28) % revenue 2.2% 1.5% 1.5% 1.5% 1.5% 1.5% 2 Less: Δ in NWC (19) (22) (26) (31) (36) (38) % of revenue (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) Unlevered free cash flow $134 $196 $268 $351 $444 $499 Memo: capitalized contract acquisition costs 15 18 21 25 29 30 % of revenue 1.6% 1.6% 1.6% 1.6% 1.6% 1.6% PV of FCF PV of tax attributes PV of terminal value Firm value FV / 2026E revenue Terminal growth rate Terminal growth rate Terminal growth rate 4.5% 5.0% 5.5% 4.5% 5.0% 5.5% 4.5% 5.0% 5.5% 9.25% $1,070 $467 $7,019 $7,889 $8,992 $8,556 $9,426 $10,529 9.1x 10.0x 11.2x Discount rate 9.75% 1,056 + 459 + 6,221 6,915 7,773 = 7,736 8,430 9,287 8.2x 9.0x 9.9x 10.25% 1,042 450 5,565 6,130 6,814 7,058 7,623 8,306 7.5x 8.1x 8.8x Less: net debt and FV adjustments Equity value Implied price per share Terminal value / terminal revenue Terminal value / terminal uFCF (pre-SBC) Terminal growth rate Terminal growth rate Terminal growth rate Terminal growth rate 4.5% 5.0% 5.5% 4.5% 5.0% 5.5% 4.5% 5.0% 5.5% 4.5% 5.0% 5.5% 9.25% $795 $7,761 $8,631 $9,734 $24.94 $27.72 $31.24 5.8x 6.5x 7.4x 17.4x 19.6x 22.3x Discount rate 9.75% 795 = 6,941 7,635 8,493 22.32 24.54 27.28 5.2x 5.8x 6.5x 15.8x 17.6x 19.8x 10.25% 795 6,263 6,828 7,512 20.16 21.96 24.15 4.8x 5.3x 5.8x 14.5x 15.9x 17.7x Source: Cascade Management Projections; Tax Attributes Projections Note: Balance sheet data as of 09/30/2025; Analysis excludes amortization of goodwill and acquired intangibles, which are not tax deductible per Cascade management; Per Cascade management, 5 assumes $859mm debt and $64mm cash & equivalents; Per Cascade management, assumes 293.1mm basic shares outstanding, 7.6mm options outstanding with a weighted average strike price of 1 2 $9.09, 8.5mm RSUs, 4.0mm PSUs, and $16.7mm Enfusion equity commitment; Per Cascade management; NWC includes capitalized contract acquisition costs

C O N F I D E N T I A L Implied transaction metrics at various offer prices – for reference only Unaffected Consortium 1 Current (11/10) Offer Price $16.69 $22.25 $23.00 $23.50 $24.00 $24.50 $24.55 $25.00 $25.50 $26.00 $26.50 $27.00 $27.50 Implied prem. / (discount) to: Metric Unaffected share price $16.69 - 33% 38% 41% 44% 47% 47% 50% 53% 56% 59% 62% 65% Current share price $22.25 (25%) - 3% 6% 8% 10% 10% 12% 15% 17% 19% 21% 24% 1 Consortium proposal $24.55 (32%) (9%) (6%) (4%) (2%) (0%) - 2% 4% 6% 8% 10% 12% 2 30-day VWAP $17.83 (6%) 25% 29% 32% 35% 37% 38% 40% 43% 46% 49% 51% 54% 2 60-day VWAP $18.64 (10%) 19% 23% 26% 29% 31% 32% 34% 37% 40% 42% 45% 48% Median broker price target $27.00 (38%) (18%) (15%) (13%) (11%) (9%) (9%) (7%) (6%) (4%) (2%) - 2% 52-week high $32.00 (48%) (30%) (28%) (27%) (25%) (23%) (23%) (22%) (20%) (19%) (17%) (16%) (14%) IPO price $18.00 (7%) 24% 28% 31% 33% 36% 36% 39% 42% 44% 47% 50% 53% Diluted shares outstanding 310.1 310.9 311.0 311.0 311.1 311.1 311.1 311.2 311.2 311.2 311.3 311.3 311.4 Implied equity value $5,176 $6,918 $7,153 $7,309 $7,466 $7,623 $7,638 $7,779 $7,936 $8,092 $8,249 $8,406 $8,562 3 Add: net debt 795 795 795 795 795 795 795 795 795 795 795 795 795 Implied firm value $5,971 $7,713 $7,948 $8,104 $8,261 $8,417 $8,433 $8,574 $8,731 $8,887 $9,044 $9,201 $9,357 4 Trading multiples Metric FV / 2026E Revenue $949 6.3x 8.1x 8.4x 8.5x 8.7x 8.9x 8.9x 9.0x 9.2x 9.4x 9.5x 9.7x 9.9x FV / 2027E Revenue $1,121 5.3x 6.9x 7.1x 7.2x 7.4x 7.5x 7.5x 7.6x 7.8x 7.9x 8.1x 8.2x 8.3x FV / 2026E Adj. EBITDA (pre-SBC) $333 17.9x 23.1x 23.8x 24.3x 24.8x 25.2x 25.3x 25.7x 26.2x 26.7x 27.1x 27.6x 28.1x FV / 2027E Adj. EBITDA (pre-SBC) $406 14.7x 19.0x 19.6x 20.0x 20.4x 20.8x 20.8x 21.1x 21.5x 21.9x 22.3x 22.7x 23.1x 5 FV / 2026E uFCF $248 24.0x 31.0x 32.0x 32.6x 33.2x 33.9x 33.9x 34.5x 35.1x 35.8x 36.4x 37.0x 37.7x 5 FV / 2027E uFCF $350 17.1x 22.0x 22.7x 23.2x 23.6x 24.1x 24.1x 24.5x 24.9x 25.4x 25.8x 26.3x 26.7x Source: Public company filings; FactSet as of 12/19/2025; Bloomberg; the Agreement Note: Per Cascade management, assumes 293.1mm basic shares outstanding, 7.6mm options outstanding with a weighted average strike price of $9.09, 8.5mm RSUs, 4.0mm PSUs, and $16.7mm Enfusion equity 6 1 2 3 commitment; Consortium comprised of Permira Advisers LLC, Warburg Pincus LLC, Francisco Partners Management LP, and Temasek Holdings Private Limited; VWAPs as of unaffected date (11/10/2025); Per 4 5 Cascade management, assumes $859mm debt and $64mm cash & equivalents; Street estimates; Unlevered free cash flow is not burdened by stock-based compensation

C O N F I D E N T I A L Agenda Page 1 Appendix 7 J.P Morgan

C O N F I D E N T I A L Key assumptions and inputs for Cascade valuation analysis Cascade Management Projections ⚫ Cascade Management Projections provided through 2030E Basis of Projections ⚫ Terminal year assumptions provided by Cascade management 2026E revenue outlook: ~29% YoY growth driven by realized bookings in Q4 2025, conversion of book-not-billed and proof of concept pipeline, ⚫ and Apr-25 acquisition Revenue ⚫ Revenue grows from $730mm in 2025E to $1,807mm in 2030E, representing a 20% 5-year CAGR ⚫ Terminal growth rate range of 4.5% - 5.5% ⚫ 2026E EBITDA outlook: 210 bps of margin accretion driven by 50 bps of gross margin accretion and 160 bps of operating leverage from R&D and G&A (S&M forecast to grow in-line with or slightly above revenue to support growth initiatives) ⚫ Gross margin expansion: 250 bps from 78.2% in 2025E to 80.7% in 2030E (approaching 82% long-term target) driven by scale and AI efficiency, especially with new customers from Apr-25 acquisition Profitability ⚫ Operating expenses drive 580 basis points of margin accretion from 2025E to 2030E ⚫ Adjusted EBITDA margin expands 830 basis points from 2025E (33.9%) to 2030E (42.2%) ⚫ Terminal adjusted EBITDA (pre-SBC) margin of 44.0% 1 Unlevered free cash flow (uFCF) grows from $208mm (28.5% margin) in 2025E to $693mm (38.4% margin) in 2030E ⚫ ⚫ Stock-based compensation (SBC) expense projected to remain constant at $127mm from 2025E to 2030E given the Company’s stock is distributed only to a select group of management (not a widely used form of compensation) ⚫ Capex, the majority of which is capitalized software development work, is projected at 1.5% of revenue every year from 2025E to 2030E except 2026E (elevated at 2.2% of revenue due to ongoing office renovation) Cash Flow 2 NWC forecast at 2.0% of revenue over the full 5-year projection period ⚫ ⚫ Depreciation as a % of capex gradually increases from 61% in 2025E to 79% in 2030E and 98% in the terminal year ⚫ Amortization of contract acquisition costs as a % of capitalized contract acquisition costs increases from 86% in 2025E to 92% in 2030E and 98% in the terminal year Cash flow from deferred tax attributes ($672mm balance as of 09/30/2025) valued separately from unlevered free cash flows ⚫ Cash Taxes⚫ Deferred tax asset usage is limited to 80% of annual taxable income ⚫ Assumes long-term effective cash tax rate of 25% per Cascade management Source: Cascade Management Projections; Tax Attributes Projections; Cascade management; Public company filings 1 2 7 Note: FYE 12/31; Unlevered free cash flow (uFCF) defined as EBIT (pre-SBC) - taxes + depreciation + amortization of deferred contract acquisition costs - capex - change in NWC; NWC includes capitalized contract acquisition costs

C O N F I D E N T I A L Illustrative tax attributes discounted cash flow analysis 12/31/2025 valuation date; 9.25% - 10.25% discount rate; utilizes mid-year discounting FREE CASH FLOW FROM TAX ATTRIBUTES Cascade Tax Attributes Projections FYE - 12/31 ($mm) 2026E 2027E 2028E 2029E 2030E 2031E 2032E Revenue $940 $1,100 $1,298 $1,531 $1,807 $2,096 $2,390 % growth 28.7% 17.0% 18.0% 18.0% 18.0% 16.0% 14.0% Adjusted EBITDA (pre-SBC) $338 $418 $518 $634 $763 $892 $1,026 % margin 36.0% 38.0% 39.9% 41.4% 42.2% 42.6% 42.9% (127) (127) (127) (127) (127) (127) (127) Less: stock-based compensation (SBC) Less: depreciation (P&E) (13) (11) (14) (17) (21) (26) (31) $198 $280 $377 $490 $614 $739 $868 Adjusted EBIT (post-SBC) (*) DTA limit 80.0% 80.0% 80.0% 80.0% 80.0% 80.0% 80.0% (*) effective tax rate 25.0% 25.0% 25.0% 25.0% 25.0% 25.0% 25.0% Tax payable $40 $56 $75 $98 $123 $148 $174 Deferred Tax Asset (DTA) schedule Beginning DTA balance $672 $632 $576 $501 $403 $280 $132 - - - - - - - Plus: DTA created Less: DTA used (40) (56) (75) (98) (123) (148) (132) Ending DTA balance $632 $576 $501 $403 $280 $132 - Free cash flow for discounting $40 $56 $75 $98 $123 $148 $132 PV of tax attributes Total Per share 9.25% $467 $1.50 Discount rate 9.75% 459 1.47 10.25% 450 1.45 Source: Cascade Management Projections; Tax Attributes Projections 8 Note: Balance sheet data as of 09/30/2025; Per Cascade management, assumes $859mm debt and $64mm cash & equivalents; Per Cascade management, assumes 293.1mm basic shares outstanding, 7.6mm options outstanding with a weighted average strike price of $9.09, 8.5mm RSUs, 4.0mm PSUs, and $16.7mm Enfusion equity commitment

C O N F I D E N T I A L Summary of broker perspectives – for reference only BULL CASE EQUITY ANALYST RATINGS Price at Broker Date Rating Valuation methodology Price Target 1⚫ Strong management execution of core business continues to report date deliver organic growth and retention statistics 10-year multistage DCF (2% Broker 1 11/5/2025 Overweight terminal growth rate and 11% $26.00 $17.31 ⚫ Acquisitions create end to end platform, improving cross-sell and WACC) incremental growth, as well as more competitive solution set in Broker 2 11/12/2025 Outperform 33x EV/2026E EBITDA $36.00 $19.79 asset manager market ⚫ AI and automation driving operational efficiency, cost savings, and Broker 3 11/6/2025 Buy ~11x EV/26E Gross Profit $27.00 $15.89 product innovation across the platform ⚫ Large, underpenetrated TAM ($10B+), with international and Broker 4 11/24/2025 Overweight ~21.5x EV/CY27E EBITDA $27.00 $21.70 insurance verticals as key growth drivers ~12x EV/CY26E Revenue and Broker 5 11/18/2025 Outperform $36.00 $20.83 ~34x EV/CY26E EBITDA Broker 6 12/9/2025 Buy ~8x EV/27E Revenue $30.00 $20.90 BEAR CASE Broker 7 11/6/2025 Outperform - - $15.89 ⚫ Integration risk remains elevated following multiple large acquisitions Broker 8 11/5/2025 Buy 32x EV/STM FCF $27.00 $17.31 ⚫ Valuation risk if LT growth (20%+) or EBITDA margin (42%+) targets fail to materialize or underwhelm Broker 9 11/19/2025 Overweight ~30x EV/NTM EBITDA $27.00 $20.69 ⚫ Limited room to continue driving NRR due to lower cross-sell execution Broker 10 12/9/2025 Buy - $30.00 $20.90 10-year multistage DCF (4.5% ⚫ Recent acquisitions may remain growth dilutive until 2027, slowing Broker 11 11/5/2025 Buy terminal growth rate and 10.9% $25.00 $17.31 consolidated growth rates WACC) Median price target $27.00⚫ Competition from large incumbents (SS&C, BlackRock Aladdin) and new SaaS entrants remains a threat % Premium / (Discount) to current 21% Source: FactSet as of 12/19/2025; Equity research 9 Note: Represents current price as of date of report

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